Exhibit 10.2

Form: Stock Award – Employee

NEXTGEN HEALTHCARE, INC.

RESTRICTED STOCK AWARD

GRANT NOTICE

2021 Employment Inducement Equity Incentive Plan

NextGen Healthcare, Inc. (the “Company”), pursuant to its 2021 Employment Inducement Equity Incentive Plan (the “Plan”), hereby grants to Participant the right to receive the number of shares of the Company’s Common Stock set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement and the Plan, each of which are attached hereto and incorporated herein in their entirety. Defined terms not explicitly defined in this Grant Notice but defined in the Plan shall have the same definitions as in the Plan.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Award:

Vesting Schedule: [To be specified in individual agreements]

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Restricted Stock Award Agreement and the Plan. Participant further acknowledges that this Grant Notice, the Restricted Stock Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the award of Common Stock in the Company and supersede all prior oral and written agreements on that subject with the exception of awards previously granted and delivered to Participant under the Plan.

NEXTGEN HEALTHCARE, INC.		PARTICIPANT:

By:		By:
	[Name]		[ ]
[Title]

ATTACHMENTS:

Attachment I:        Restricted Stock Award Agreement

Attachment II:       2021 Employment Inducement Equity Incentive Plan

ATTACHMENT I

NEXTGEN HEALTHCARE, INC.

2021 EMPLOYMENT INDUCEMENT EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) and this Restricted Stock Award Agreement (collectively, the “Award”) and in consideration of Participant’s continued employment with the Company or any Affiliate and for other good and valuable consideration, NextGen Healthcare, Inc. (the “Company”) has awarded Participant a restricted stock award under its 2021 Employment Inducement Equity Incentive Plan (the “Plan”) for the number of shares of the Company’s Common Stock subject to the Award indicated in the Grant Notice. Except where indicated otherwise, defined terms not explicitly defined in this Restricted Stock Award Agreement but defined in the Plan shall have the same definitions as in the Plan. The Award is intended to constitute an “employment inducement” award under Nasdaq Stock Market (“Nasdaq”) Rule 5635(c)(4), and consequently is intended to be exempt from the Nasdaq rules regarding shareholder approval of stock option plans or other equity compensation arrangements. This Agreement and the terms and conditions of the Award shall be interpreted in accordance with and consistent with such exception.

The Award is subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

The details of Participant’s Award are as follows:

ARTICLE I.

AWARD

1.1. VESTING.

(a) Subject to the limitations contained herein and the potential vesting acceleration provisions set forth in Section 9 herein, Participant’s Award shall vest as provided in the Grant Notice, and any portion of the Award that does not vest due to the termination of Participant’s Continuous Service shall be canceled and reacquired by the Company for no consideration. “Vested Shares” shall mean shares that have vested in accordance with the Vesting Schedule, and “Unvested Shares” shall mean shares that have not vested in accordance with the Vesting Schedule. Notwithstanding the foregoing, the Award shall become vested in its entirety in the circumstances providing for accelerated vesting under the terms of Participant’s written Employment Agreement with NextGen Healthcare, Inc., if any, as it may be amended from time to time (the “Employment Agreement”), or such other applicable agreement, in each case, while Participant’s Employment Agreement is in effect. The shares subject to the Award will be held by the Company in book entry position on the records of the Company until Participant’s interest in such shares vests. As each portion of Participant’s interest in the shares vests, the Company shall issue to Participant appropriate evidence representing such Vested Shares, either in the form of one or more stock certificates or as uncertificated shares in electronic form, or in any combination of the foregoing.

(b) Except as may be provided in Participant’s Employment Agreement, if any, and subject to Section 1 hereof, in the event Participant’s Continuous Service terminates all Unvested Shares subject to the Award shall immediately be cancelled and reacquired for no consideration. Except as may be provided in Participant’s Employment Agreement, if any, and subject to Section 1 hereof, Participant will accrue no additional vesting of the Award following Participant’s termination of Continuous Service.

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(c) Subject to any more favorable vesting as provided in Participant’s Employment Agreement, if any, if a Change in Control occurs and within twelve (12) months after the effective time of such Change in Control, Participant’s Continuous Service terminates due to an involuntary termination (not including death or Disability) without Cause or due to a voluntary termination with Good Reason, then the vesting of the Award will be accelerated in full.

1.2. ISSUANCE OF SHARES; ESCROW.

(a) The number of shares subject to the Award may be adjusted from time to time for Capitalization Adjustments, as provided in Section 9(a) of the Plan.

(b) Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint, the Secretary of the Company or such other escrow holder as the Administrator may appoint to hold the Unvested Shares in escrow as the Participant’s attorney(s)-in-fact to effect any transfer of forfeited Unvested Shares (or shares otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

1.3. PAYMENT. This Award was granted in consideration of Participant’s continued employment with the Company or any Affiliate and for other good and valuable consideration or in consideration of other legal consideration that may be acceptable to the Administrator, in its sole discretion, and permissible under applicable law.

1.4. TRANSFER RESTRICTIONS. Prior to the time that they have vested, Participant may not transfer, pledge, sell or otherwise dispose of the shares of Common Stock subject to the Award. For example, Participant may not use shares subject to the Award that have not vested as security for a loan. This restriction on the transfer of shares will lapse with respect to Vested Shares when such shares vest. Notwithstanding the foregoing, Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of Participant’s death, shall thereafter be entitled to receive Vested Shares as of the date of Participant’s death.

1.5. RIGHTS AS A SHAREHOLDER. Except as otherwise provided herein or set forth in the Plan, Participant shall exercise all rights and privileges of a shareholder of the Company with respect to the shares subject to the Award, including, without limitation, voting rights and rights to receive any cash or stock dividends, in respect of the shares subject to the Award and deliverable hereunder; provided, however, that any and all cash dividends paid on such shares and any and all shares, capital stock or other securities received by or distributed to Participant with respect to the shares as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company (“Distributions”) shall also be subject to vesting restrictions in Section 1.1 above until such restrictions on the underlying shares lapse or are removed pursuant to this Agreement (at which point such portion of the Distributions held by the Company that was paid on those shares as to which the forfeiture restriction and transfer restrictions lapse or are removed shall also be released to Participant (provided that in no event shall more than 100% of the Distributions be paid to Participant)) and any other Distributions shall be forfeited at such time as the corresponding shares are forfeited by Participant pursuant to this Agreement.

1.6. RESTRICTIVE LEGENDS. The shares issued under the Award shall be endorsed with appropriate legends determined by the Company as applicable.

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ARTICLE II.

TAXATION AND TAX WITHHOLDING

2.1 REPRESENTATION. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

2.2 WITHHOLDING OBLIGATIONS.

(a) At the time the Award is made, or at any time thereafter as requested by the Company, Participant hereby authorizes withholding from payroll and any other amounts payable to Participant, and otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate thereof, if any, which arise in connection with the Award (the “Withholding Taxes”). Such withholding obligations may be satisfied by Participant’s relinquishment of Participant’s right to receive a portion of the shares otherwise issuable to Participant pursuant to the Award; provided, however, that Participant shall not be authorized to relinquish Participant’s right to shares with a fair market value in excess of the amount required to satisfy the minimum amount of tax required to be withheld by law.

(b) Unless the tax withholding obligations of the Company and/or any Affiliate thereof are satisfied, the Company shall have no obligation to issue any stock certificates or uncertificated shares for such shares.

(c) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the PSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the PSUs. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the PSUs or the subsequent sale of shares of Common Stock. The Company and the Subsidiaries do not commit and are under no obligation to structure the PSUs to reduce or eliminate Participant’s tax liability.

ARTICLE III.

OTHER PROVISIONS

3.1 NOTICES. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

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3.2 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

3.3 CONFORMITY TO SECURITIES LAWS. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all applicable laws and, to the extent applicable laws permit, will be deemed amended as necessary to conform to applicable laws.

3.4 SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

3.5 LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the PSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent applicable laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

3.6 AGREEMENT SEVERABLE. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

3.7 NOT A CONTRACT OF EMPLOYMENT. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Affiliate or interferes with or restricts in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and Participant.

3.8 CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the law of the State of California without regard to such state’s conflicts of law rules.

3.9 COUNTERPARTS. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to applicable law, each of which will be deemed an original and all of which together will constitute one instrument.

3.10 AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by Participant and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Agreement may be amended solely by the Administrator by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to Participant, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting Participant’s rights hereunder may be made without Participant’s written consent. Without limiting the foregoing, the Administrator reserves the right to change, by written notice to Participant, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change

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shall be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein. Participant agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of the Award.

3.11 ACKNOWLEDGMENT. Participant acknowledges and agrees that Participant has reviewed the Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting the Award and fully understands all provisions of the Award.

3.12 CLAWBACK. Notwithstanding Section 8(k) of the Plan, the Award and the shares subject to the Award shall be subject to recoupment in accordance with any clawback policy maintained by the Company, including any such policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. The Company and Participant acknowledge that this Section 4.15 is not intended to limit any clawback and/or disgorgement of the PSUs and/or the shares issuable hereunder pursuant to Section 304 of the Sarbanes-Oxley Act of 2002.

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5.

ATTACHMENT II

NEXTGEN HEALTHCARE, INC.

2021 EMPLOYMENT INDUCEMENT EQUITY INCENTIVE PLAN